SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 19, 2004

ORPHAN MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24760	41-1784594
(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	file number)	identification number)

Suite 250,
13911 Ridgedale Drive,
Minnetonka, MN	55305	(952) 513-6900
(Address of principal executive offices)	(zip code)	(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12.   Disclosure of Results of Operations and Financial Condition.

On February 19, 2004 the Company issued a press release setting forth the Company’s results of operations and financial condition for the fourth fiscal quarter of 2003 and full-year 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 20, 2004

ORPHAN MEDICAL, INC.

/s/   Timothy G. McGrath

_________________________________

Timothy G. McGrath

Chief Financial Officer

(duly authorized officer and

principal financial officer)

EXHIBIT INDEX

Exhibit

Number

Description

99.1

Press release dated February 19, 2004.